LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
                                      "the Fund"
                   Supplement to Prospectuses dated May 1, 2004
                   (Replacing supplement dated October 7, 2004)


1. The following disclosure is added under the heading "Principal Investment Strategies":

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

2. The following disclosure is added under the heading "Principal Investment Risks":

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions.
A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Statement of Additional Information.

3. The section "Portfolio Managers and Investment Sub-Advisor" is revised as follows:

Liberty Asset Allocation Fund, Variable Series.
Harvey B. Hirschhorn, an executive vice president of Columbia Management Advisors, Inc. (Columbia Management), is the lead portfolio manager of the Fund. Mr. Hirschhorn has been associated with the advisor and its predecessors since 1973. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large cap growth stocks             Alexander S. Macmillan and Paul J. Berlinguet
Large cap value stocks              Brian J. Cunningham, Gregory M. Miller and Richard Dahlberg
Mid cap growth stocks               Kenneth A. Korngiebel and Trent E. Nevills
Mid cap value stocks                Diane Sobin and David Hoffman
Small cap growth stocks             Paul J. Berlinguet
Small cap value stocks              Stephen D. Barbaro
Foreign stocks                      NIMNAI
Investment grade bonds              Leonard A. Aplet
Non-investment grade bonds          Jeffrey L. Rippey

Alexander S. Macmillan, a senior vice president of Columbia Management and co-head of the advisor's Large Cap Growth team, has co-managed the portion of the Fund allocated to the large cap growth stocks category since April 2003.
 He has been with Columbia Management and its predecessors since 1989.

Paul J. Berlinguet, senior vice president of Columbia Management, head of the advisor's Small Cap Growth team and co-head of the Large Cap Growth team, has co-managed the portion of the Fund allocated to the large cap growth stocks category since October 2003 and the portion of the Fund allocated to the small cap growth stocks category since November 2003. Prior to joining Columbia Management in October 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large cap growth portfolio manager at Baring Asset Management. During his 12-year career at Baring Asset Management, he also managed a small cap aggressive growth unit trust and was lead Portfolio Manager for four years.

Brian Cunningham, vice president of Columbia Management, is the co-manager for the portion of the Fund allocated to the large cap value stocks category and has co-managed the portion of the Fund allocated to the large cap value stocks category since October 2003. Mr. Cunningham has been with Columbia Management and its predecessor since 1987.

Gregory M. Miller, senior vice president of Columbia Management, is the co-manager for the portion of the Fund allocated to the large cap value stocks category and has co-managed the portion of the Fund allocated to the large cap value stocks category since April 2003. Mr. Miller has been with Columbia Management and its predecessor since 1985.

Richard Dahlberg, a senior portfolio manager and head of Columbia Management's Large Cap Value team, is a co-manager for the portion of the Fund allocated to the large cap value stocks category and has co-managed the portion of the Fund allocated to the large cap value stocks category since October 2003. Prior to joining Columbia management in September 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November 2001 to December 2002 and with Pioneer Investment Management, Inc. from September 1998 to November 2001.

Kenneth A. Korngiebel, a senior vice president of Columbia Management, is a co-manager for the portion of the Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Management or its predecessors since 1996.

Trent E. Nevills, a vice president of Columbia Management, is a co-manager for the portion of the Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Fund since June, 2004. Mr. Nevills has been associated with Columbia Management or its predecessors since 2003. Prior to joining Columbia Management in 2003, Mr. Nevills was a portfolio manager and principal partner at QED Capital Management from 2000 to 2003. Prior to joining QED Capital Management in 2000, Mr. Nevills was a portfolio manager and assistant vice president at Federated Investors from 1999 to 2000, and an equity analyst from 1997 to 1999.

Diane L. Sobin, a senior portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since September, 2004. Ms. Sobin has been associated with Columbia Management and its predecessor or affiliate organizations since August, 2001. Prior to joining in August, 2001, Ms. Sobin was a Senior Vice President with Zurich Scudder Investments, Inc.from February, 2000 to June, 2001. Before that, Ms. Sobin was a Managing Director with Chase Asset Management from July, 1997 to October, 1999.

David I. Hoffman, a senior portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since September, 2004. Mr. Hoffman has been associated with Columbia Management and its predecessor or affiliate organizations since August, 2001. Prior to joining in August, 2001, Mr. Hoffman was a Vice President with Zurich Scudder Investments, Inc.from March, 1999 to July, 2001. Before that, Mr. Hoffman was a Managing Director with HVB Asset Management (and related companies) from June, 1991 to February, 1999.

Stephen D. Barbaro, vice president of Columbia Management, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been associated with Columbia Management and its predecessors since 1976.

Leonard A. Aplet, senior vice president of Columbia Management, manages the portion of the Fund allocated to the investment grade bonds category and has managed that portion of the Fund since March, 2005. Mr. Aplet has been associated with Columbia Management since 1987.

Jeffrey L. Rippey, senior vice president of Columbia Management, manages the portions of the Fund's assets allocated to the non-investment grade bonds category. Mr. Rippey has been associated with Columbia Management and its predecessors since 1987.

Nordea Investment Management North America, Inc. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that the Fund's advisor shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Asset Allocation Fund's assets under management by NIMNAI. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of Nordea Securities, Inc. In its duties as investment sub-advisor, NIMNAI manages a portion of the Asset Allocation Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2004, NIMNAI managed over $75 million in assets.

NIMNAI investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Asset Allocation Fund.


                                                              March 18, 2005